Note 9 - Investment in Unconsolidated Joint Venture	12 Months Ended
Sep. 30, 2012
Equity Method Investments and Joint Ventures [Abstract]
Equity Method Investments and Joint Ventures Disclosure [Text Block]

NOTE 9. INVESTMENT IN UNCONSOLIDATED JOINT VENTURE

During January 2011, the Company finalized its joint venture with Opus Point Partners, LLC (“Opus”), one of the Company’s significant stockholders. The Company received a 50% interest in the joint venture in consideration of an initial capital contribution of approximately $1 million. The initial intent of the joint venture was to provide investment banking services focused on the global life science sector. In April 2012, the Company relinquished its interest in the joint venture.

The Company made cash contributions of $501,000 and $550,000 in the joint venture in June 2011 and March 2012, respectively. Opus did not earn revenues or incur expenses since inception through the time the Company relinquished its interest.

All capital due to be contributed to the joint venture was paid to the joint venture as of September 30, 2012. The Company previously owed capital contributions of $550,000 to the joint venture at September 30, 2011. Such capital contributions payable were recognized as additional investment in unconsolidated joint venture and accounts payable at September 30, 2011.

In April 2012, the Company paid $550,000 representing the balance of its capital contribution to the joint venture and subsequently relinquished its interest in Opus. Consequently, the Company recognized a loss on disposition in its unconsolidated joint venture of $1,051,000 at June 30, 2012.